
RAND
LOGISTICS, INC.



Rand Logistics, Inc.
NASDAQ: RLOG
Investor Presentation
February 2010



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 25, 2009.



RAND
LOGISTICS, INC.

Introduction



- Laurence S. Levy, Chairman & Chief Executive Officer
  - Chairman of Hyde Park Holdings, an investment firm specializing in private equity investments since 1986
  - History of acquiring and building businesses, primarily in the logistics and infrastructure markets
- Edward Levy, President
  - 9 years as a Managing Director of CIBC World Markets Corp.
  - 6 years of actively managing a private equity fund for CIBC
  - 4 years as Co-head of CIBC's Leveraged Finance Group
- Captain Scott F. Bravener, Director & President
  - 14 years as Lower Lakes' President and CEO
  - Over 25 years experience in Great Lakes shipping industry
- Joseph W. McHugh Jr., Chief Financial Officer
  - Over 25 years of CFO/Controllership experience in middle market manufacturing and service companies
  - Significant experience in closing complex financings, acquisitions and divestitures, as well as SEC and Lender Financial Reporting
- Management and Directors collectively have an approximately 15% total ownership interest in the Company

RAND LOGISTICS, INC.

Company Overview







- Leading provider of dry bulk commodities freight shipping services throughout the Great Lakes with over 95% of business under long-term contract
- Increasing market share, due to cost-efficient operating model, composition of fleet (i.e. river class, bow booms) and scheduling flexibility
- Strategy of diversifying and balancing products carried and customers served partially offset decreases in demand for the transportation of certain commodities during the first half of fiscal 2010
- Strong track record of accretive acquisitions
- High barriers to entry
- Mitigated operating inefficiencies due to reduced customer demand in fiscal 2010 with continued benefits from operational improvements across the fleet and capital expenditures in prior periods
- Proactive cost-cutting measures implemented during the first half of fiscal 2010 offset the impact of fewer sailing days and reduced vessel efficiency



Favorable Asset Mix

Self-Unloading Bulk Carriers (10)

- Most efficient means of shipping on the Great Lakes
- Faster to load and unload; no on-shore operators; ideal for short hauls.
- Represents over 75% of Rand's capacity



Bulk Carriers (3)

- Ideal for long duration grain shipments and iron ore backhaul
- Cheaper to operate over long distances; requires land-side operators to unload
- Limited market competition, 19 Canadian vessels versus 120 two decades ago



RAND
LOGISTICS, INC.

High Barriers to Entry



- Jones Act and Canada Marine Act
  - Limits competition to domestically constructed vessels and local operators
- New Builds Not Economically Feasible
  - Current freight rates and construction costs do not justify investment
  - Last self-propelled Great Lakes vessel built 20 years ago
  - Fresh water use extends vessel life
- Existing Customer Network
  - Long-term relationships create operating efficiencies and limit competitor penetration

Canadian competitor's fleet will require significant rebuild over the next 7-10 years due to exposure to salt water



RAND LOGISTICS, INC.



Favorable Market Demand Imbalance

Annual U.S. Self-Unloader River Class Carrying Capacity versus U.S. Flag Limestone Carriage


Tons (mm)
45
40
35
30
25
20
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
15-YEAR AVERAGE ANNUAL LIMESTONE CARRIAGE
ANNUAL U.S. RIVER CLASS CARRYING CAPACITY (EST.)

16 BOATS

10 BOATS

RAND LOGISTICS, INC.

U.S. Dry Bulk Carriage on the Great Lakes



<u>U.S.-Flag Dry-Bulk Cargo Carriage on the Great Lakes</u>

<u>December YTD</u>

(net tons in thousands)*


Iron Ore
47,223
48,235
24,031
YTD December 2008
YTD 5-Yr Average
YTD December 2009


Salt
1,225
1,183
1,281
YTD December 2008
YTD 5-Yr Average
YTD December 2009


Coal
24,972
25,420
20,675
YTD December 2008
YTD 5-Yr Average
YTD December 2009


Sand
359
438
263
YTD December 2008
YTD 5-Yr Average
YTD December 2009


Limestone
23,632
27,377
17,067
YTD December 2008
YTD 5-Yr Average
YTD December 2009


Grain
248
356
305
YTD December 2008
YTD 5-Yr Average
YTD December 2009

* Data from Lake Carriers Association



Well Positioned to Weather Economic Challenges



- Demand for certain bulk freight shipping services lakes-wide down by as much as 60% thus far during the 2009 sailing season, but Rand's total tonnage decreased by only 10% year-over-year, excluding outside voyage charter, because of:
  - fleet size;
  - cost structure;
  - outside voyage charter strategy;
  - balanced commodity mix; and
  - diverse network of blue chip customers
- Insulated from any significant pricing pressure due to the long-term contractual nature of our business
- Fuel surcharges protect against rising fuel prices

RAND LOGISTICS, INC.

Leading Self-Unloader Market Share



U.S. Flag Great Lakes
River Class Fleets


Rand
American Steamship
Interlake Steamship

Canadian Flag Great Lakes
River Class Fleets


Rand
Algoma Central
Upper Lakes Shipping

RAND
LOGISTICS, INC.

Diversified Freight & Customers

Long-term contracts provide insulation from any significant pricing pressure.

Sample Key Customers:

Anheuser-Busch Companies
Morton Salt
GP Georgia-Pacific
ON
Carmeuse Natural Chemicals
Casco
Koch Industries Inc
Essar Steel
Cleveland-Cliffs
Sifto
Cargill
ADM
Parrish & Heimbecker, Limited
Essroc Italcementi Group
Lafarge
Bunge
ArcelorMittal
St Marys

Cargo Mix - FY2010 Estimates*



Slag 2.3%
Coke 1.1%
Grain 9.4%
Coal 11.7%
Aggregates 47.5%
Ore 13.6%
Salt 14.6%

* Excludes fuel surcharge



RAND LOGISTICS, INC.

Able to Leverage Customer Network



Coal, Coke, Slag
Stone
Salt, Coal, Stone
Iron, Ore
Grain
Stone Quarries
Thunder Bay
MINNESOTA
LAKE SUPERIOR
Duluth
Superior
Marquette
Sault Ste. Marie
Bruce Mines
Drummond Island
Thessalon
Port Inland
Brevort
Cedarville
Meldrum Bay
Badgeley Island
ONTARIO
Escanaba
Calcite
Stoneport
LAKE HURON
WISCONSIN
Charlevoix
Alpena
Midland
Green Bay
Manistee
Goderich
Toronto
LAKE ONTARIO
Ludington
Saginaw
Hamilton
Port Colborne
Buffalo
MICHIGAN
Sarnia
Nanticoke
LAKE MICHIGAN
Muskegon
Marysville
NEW YORK
Milwaukee
Grand Haven
Holland
Detroit
Windsor
Conneaught
Ashtabula
LAKE ERIE
Toledo
Cleveland
Chicago
Marblehead
ILLINOIS
INDIANA
OHIO
PENNSYLVANIA



RAND LOGISTICS, INC.



Growth Strategies



Internal Opportunities

- Capitalize on shortfall in shipping capacity
- Maximize early and late season utilization and efficiency
- Maximize utilization of backhaul capacity
- Continue vessel investments to enhance speed and efficiency

External Opportunities

- Continue to pursue financially disciplined acquisition opportunities
  - Jones Act and Canada Marine Act assets on Great Lakes
  - Jones Act assets in other markets
  - Assets in shipping or related areas with
    - Predictable cash flows
    - Defined markets
    - Barriers to entry

Acquisitions Completed/Withdrawn:

- Three U.S.-flagged self-unloading bulk carriers from Wisconsin & Michigan Steamship Company (Feb. '08):
  - ~$20 million cash, less than 3x EBITDA
- Two bulk carriers from Voyageur Marine for $23.7mm (Aug. '07):
  - Expanded market presence and facilitated customer diversity
- $255 million bid for U.S. Shipping in June 2009; elected not to proceed based on price

RAND LOGISTICS, INC.


RAND
LOGISTICS, INC.



Financial Review

Business Economic Model Metrics



	6 Months Ended 9/30/09	6 Months Ended 9/30/08
Sailing Days	1,912	2,047
Freight Revenue/Sailing Day	$ 27,344	$ 29,128
Vessel Operating Expenses/Sailing Day	$ 19,610	$ 27,314
Repairs and Maintenance Expenses/Sailing Day	$ 375	$ 434
G&A (in millions)	$ 4.2	$ 5.1
Average F/X Rate	$0.883 USD per CAD	$0.975 USD per CAD

RAND LOGISTICS, INC.

Summary Historical Financial Results





Marine Freight Rev/Day
Vessel Operating Exp/Day*
G&A/Day **
Repair & Maintenance/Day
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$/Day
$23,417
$17,264
$2,973
$1,246
$24,622
$19,025
$3,704
$1,333
$27,266
$16,583
$3,222
$1,640
$26,049
$15,793
$2,911
$1,657
FY2007
FY2008
FY2009
LTM Sept 09

Sailing Days	**2,714**	**2,883**	**3,148**	**3,013**

* **Vessel Operating Exp** is net of fuel surcharge revenue
** **G&A** excludes Lender Amendment Fee in LTM Sept 09

RAND LOGISTICS, INC.



Operating Income Bridge


Operating Income Bridge
September YTD FY2010 Actual vs. September YTD FY2009 Actual
(U.S. Dollars 000's)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$16,090
($1,345)
($847)
($841)
($441)
($353)
$12,263
6 months ended 9/30/08
D&A
Currency Translation
Reduced Sailing Days
GE Amendment Fee
All Others
6 months ended 9/30/09

RAND LOGISTICS, INC.

Capital Structure



(U.S. Dollars 000's)	9/30/09	3/31/09
Cash and cash equivalents	$ 7,171	$ 1,953
Total current assets	$ 28,492	$ 6,567
Total assets	$ 164,216	$ 135,904
Revolver outstanding (seasonal)	$ 11,424	$ 2,786
Long-term debt (includes current portion)	$ 62,717	$ 58,334
Preferred stock, $.0001 par value Authorized 1,000,000 shares Issued and outstanding 300,000 shares	$ 19,101	$ 18,180
Total stockholders' equity	$ 54,469	$ 41,770



RAND LOGISTICS, INC.

Outlook



- We expect operating income before depreciation, amortization and a one-time charge for a loan amendment fee, for the fiscal year ended March 31, 2010, to be in the range of $20.5 to $21.0 million based on current exchange rates, which will be the highest in the Company's history, due to:
  - Modest improvement in demand from certain of our customers
  - A continued focus on expense control
  - Relatively benign weather conditions in the fiscal third quarter
  - Effective vessel scheduling and utilization

- We anticipate that, based on current exchange rates, capital and dry-dock expenditures for the 2010 winter season ending March 31, 2010 will be in the range of $7.5 to $8.0 million

  - Less than 5% of our existing customer contracts are up for renewal prior to the beginning of our next sailing season

  - For our upcoming sailing season, we are expecting the economic recovery to be gradual, muted and uneven and believe that barring a further downturn in the economy or changes in the exchange rates, our fiscal year 2010 results reflect the floor of the Company's earnings

  - We see three broad areas for continuing near term earnings growth:
- increase the number of sailing days from the FY 2010 sailing season level of 2,977 to closer to our theoretical maximum of 3,300
- Benefit from contractual growth in revenue rates (over 95% of business is under long term contract)
- Better utilization and efficiencies as the economy recovers





RAND LOGISTICS, INC.

Key Takeaways





- Leading provider of dry bulk commodities freight shipping services throughout the Great Lakes with over 95% of business under long-term contract
- Increasing market share
- Strong track record of accretive acquisitions
- High barriers to entry
- Well positioned to weather macro-economic challenges
- Benefiting from operational improvements and recent capital expenditures
- Benefiting from proactive cost-cutting measures implemented during the first half of fiscal 2010
- Experienced and successful management team and BOD with significant total ownership interest (approx. 15%)

RAND
LOGISTICS, INC.


RAND
LOGISTICS, INC.



Rand Logistics, Inc.
NASDAQ: RLOG
Investor Presentation
February 2010